UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2024

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2024, The Wendy’s Company (the “Company”) issued a press release announcing the appointment of Abigail Pringle to the newly created role of President, U.S. and E.J. Wunsch to the role of President, International, in each case effective June 17, 2024.

As President, U.S., Ms. Pringle will direct all aspects of the Company’s U.S. business, which includes more than 6,000 Company-operated and franchised restaurants. Ms. Pringle has served as President, International and Chief Development Officer since 2019, and in numerous leadership roles across Development, Operations and Strategic Initiatives since joining the Company in 2002.

As President, International, Mr. Wunsch will assume accountability for the Company’s International business across 33 countries and U.S. territories. Mr. Wunsch has served as Chief Legal Officer since joining the Company in 2016, and has been a strategic partner on various international initiatives across Australia, Asia, Europe and South America.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

There are no arrangements or understandings between either Ms. Pringle or Mr. Wunsch and any other persons pursuant to which Ms. Pringle and Mr. Wunsch were appointed as President, U.S. and President, International, respectively. Neither Ms. Pringle nor Mr. Wunsch nor any member of their respective immediate families has had (or proposes to have) a direct or indirect interest in any transaction in which the Company or any of its subsidiaries was (or is proposed to be) a participant that would be required to be disclosed under Item 404(a) of Regulation S-K. The Company has not entered into or materially amended any material plans, contracts or arrangements with, or made any grant or award (or modification thereto) under any such plans, contracts or arrangements to, either Ms. Pringle in connection with her appointment as President, U.S. or Mr. Wunsch in connection with his appointment as President, International.

Certain biographical information for Ms. Pringle and Mr. Wunsch required by Item 5.02(c) of Form 8-K has been previously reported in the “Executive Officers” section of the Company’s definitive proxy statement on Schedule 14A for its 2024 annual meeting of stockholders filed with the Securities and Exchange Commission on April 4, 2024 (the “2024 Proxy Statement”) and is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2024, The Wendy’s Company (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected each of the 12 director nominees; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024; (iii) approved an advisory resolution to approve executive compensation; (iv) did not approve the stockholder proposal regarding cage-free eggs; (v) did not approve the stockholder proposal regarding an independent board chair; and (vi) did not approve the stockholder proposal requesting a racial equity audit. The voting results for each proposal are set forth below. The proposals are further described in the 2024 Proxy Statement.

Proposal 1

The proposal to elect each of the 12 nominees to serve as a director of the Company until the Company’s next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal, was approved. Each nominee received the affirmative vote of a majority of the votes cast with respect to such nominee’s respective election. Voting results for the nominees were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nelson Peltz	157,786,502	3,821,203	452,997	20,142,013
Peter W. May	158,549,092	3,044,861	466,748	20,142,013
Matthew H. Peltz	158,966,908	2,625,153	468,640	20,142,013
Wendy C. Arlin	160,688,927	871,820	499,923	20,142,043
Michelle Caruso-Cabrera	160,039,268	1,591,507	429,926	20,142,013
Kristin A. Dolan	151,444,113	10,114,192	502,396	20,142,013
Kenneth W. Gilbert	160,123,496	1,470,356	466,849	20,142,013
Richard H. Gomez	159,851,977	1,764,484	444,240	20,142,013
Michelle J. Mathews-Spradlin	160,000,871	1,620,609	439,220	20,142,013
Peter H. Rothschild	157,227,548	4,336,882	496,271	20,142,013
Kirk Tanner	160,611,267	1,009,306	440,128	20,142,013
Arthur B. Winkleblack	159,782,064	1,777,126	501,511	20,142,013

Proposal 2

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 was approved by the affirmative vote of a majority of the shares of common stock present (in person or by proxy) and entitled to vote at the Annual Meeting. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions
179,828,693	1,843,795	530,226

Proposal 3

The proposal to approve an advisory resolution to approve executive compensation was approved by the affirmative vote of a majority of the shares of common stock present (in person or by proxy) and entitled to vote at the Annual Meeting. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,439,459	3,855,075	766,167	20,142,013

Proposal 4

The stockholder proposal regarding cage-free eggs was not approved, as such proposal failed to receive the affirmative vote of a majority of the shares of common stock present (in person or by proxy) and entitled to vote at the Annual Meeting. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,375,016	124,091,264	1,594,422	20,142,013

Proposal 5

The stockholder proposal regarding an independent board chair was not approved, as such proposal failed to receive the affirmative vote of a majority of the shares of common stock present (in person or by proxy) and entitled to vote at the Annual Meeting. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,651,243	127,719,590	689,869	20,142,013

Proposal 6

The stockholder proposal requesting a racial equity audit was not approved, as such proposal failed to receive the affirmative vote of a majority of the shares of common stock present (in person or by proxy) and entitled to vote at the Annual Meeting. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,453,629	143,049,340	1,557,731	20,142,013

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on May 23, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: May 23, 2024	By:	/s/ Michael G. Berner
Michael G. Berner
Vice President – Corporate & Securities Counsel and Chief Compliance Officer, and Assistant Secretary